Exhibit 10.4

SECURITY AGREEMENT

(Patent)

THIS SECURITY AGREEMENT (PATENT) (“Agreement”), is entered into and made effective as of January 3, 2008, by and between IR BIOSCIENCES HOLDINGS, INC., a Delaware corporation with its principal place of business located at 8767 E. Via De Ventura, Suite 190, Scottsdale, AZ 85258 (the “Parent”), and the each subsidiary of the Parent listed on Schedule I attached hereto (each a “Subsidiary,” and collectively and together with the Parent, the “Company”), in favor of the YA GLOBAL INVESTMENTS, L.P. (the “Secured Party”).

WITNESETH:

WHEREAS, in connection with the Securities Purchase Agreement by and among the Parent and the Secured Party of even date herewith (the “Securities Purchase Agreement”), the Parent has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Secured Party (i) an aggregate original principal amount of up to $3,000,000 of senior secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Parent’s Common Stock (the “Conversion Shares”); and (ii) warrants (the “Warrants”) to be exercisable to acquire additional shares of Common Stock (the “Warrants Shares”) initially in that number of shares of Common Stock set forth in the Securities Purchase Agreement;

WHEREAS, to induce the Secured Party to purchase the Convertible Debentures and enter into the Securities Purchase Agreement and the documents entered into in connection therewith, (collectively referred to as the “Transaction Documents”), each Company hereby grants to the Secured Party a security interest, in and to the Patent Collateral (as defined below) to secure all of the Obligations (as defined below).

WHEREAS, in connection with the Securities Purchase Agreement, each Company has agreed to provide the Secured Party a general security interest in the Pledged Property (as this term is defined in the Security Agreement by and between each Company and the Secured Party, dated January 3, 2008 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the “Security Agreement”);

WHEREAS, each Company has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company agrees as follows:

SECTION 1. Definitions.  Unless otherwise defined herein otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Securities Purchase Agreement.

(a) “Obligations” shall have the meaning assigned to it in the Security Agreement.

SECTION 2. Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure the payment and performance of all of the Obligations of the Company, the Company does hereby mortgage, pledge and hypothecate to the Secured Party and grant to the Secured Party a security interest in all of the following property (the “Patent Collateral”), now owned and existing:

(a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Schedule A hereto;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses and other agreements providing the Company with the right to use any of the items of the type referred to in clauses (a) and (b), including each patent license referred to in Schedule A hereto;

(d) the right to sue third parties for past, present or future infringements of any Patent Collateral described in clauses (a) and (b) and, to the extent applicable, clause (c); and

(e) all proceeds of, and rights associated with, the foregoing, (including license royalties and proceeds of infringement suits), and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement.  This Agreement has been executed and delivered by each Company for the purpose of recording the security interest of the Secured Party in the Patent Collateral relating to patents referred to in Schedule A with the United States Patent and Trade Marks Office, to the extent it may be so registered therein.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Security Interest.  Upon payment in full of all Obligations the Secured Party shall, at the Company’s expense, execute and deliver to the Company all instruments and other documents as may be necessary or proper to release the lien on any security interest in the Patent Collateral which has been granted hereunder.

SECTION 5. Acknowledgement.  The Company does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by references herein as if fully set forth herein.

SECTION 6. Securities Purchase Agreement.  Notwithstanding any other term or provision hereof, in the event that any provisions hereof contradict and are incapable of being construed in conjunction with the provisions of the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall take precedence over those contained herein and, in particular, if any act of the Company is expressly permitted under the Securities Purchase Agreement but is prohibited hereunder, any such act shall be permitted hereunder and any encumbrance expressly permitted under the Securities Purchase Agreement to exist or to remain outstanding shall be permitted hereunder and thereunder. This instrument, document or agreement may be sold, assigned or transferred by the Agent in accordance with the terms of the Securities Purchase Agreement.

SECTION 7. Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written

IR Biosciences Holdings, Inc.

By: /s/ Michael Wilhelm
Name: Michael Wilhelm
Title: President and Chief Executive Officer

STATE OF ____________________)
) SS:
COUNTY OF __________________)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Michael Wilhelm who acknowledged that he/she did sign the foregoing agreement and that the same is his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand an official seal at __________________, ____________________, this ___ day of __________, 2007.

/s/ Michelle R. Laroche
Notary Public

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:
ImmuneRegen BioSciences, Inc.

By: /s/ Michael Wilhelm
Name: Michael Wilhelm
Title: President and Chief Executive Officer

STATE OF ____________________)
) SS:
COUNTY OF __________________)

BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named Michael Wilhelm who acknowledged that he/she did sign the foregoing agreement and that the same is his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand an official seal at __________________, ____________________, this ___ day of __________, 2007.

/s/ Michelle R. Laroche
Notary Public

 IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

SECURED PARTY:
YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By: /s/ Mark Angelo
Name: Mark Angelo
Title: Portfolio Manager

SCHEDULE I
LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OF ORGANIZATION

Company’s Name	State of Organization	Employer ID	Organizational ID
IR Biosciences Holdings, Inc.	Delaware	13-3301889
ImmuneRegen BioSciences, Inc.	Delaware	11-3666487

SCHEDULE A

US PATENTS AND APPLICATIONS

TITLE	COUNTRY	FILING DATE	APPLICATION NUMBER	DATE ISSUED	PATENT NUMBER
Substance P Treatment for Immunostimulation	United States of America	23-Feb-98	09/028003	7-Dec-99	5998376
Substance P Treatment for Immunostimulation	United States of America	28-Mar-97	08/829445	31-Aug-99	5945508
Substance P Treatment for Immunostimulation	Australia	8-Jul-97	40464/97	22-Nov-01	737201
Substance P Treatment for Immunostimulation	Canada	8-Jul-97	2261885
Substance P Treatment for Immunostimulation	Switzerland	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Germany	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	France	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Spain	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	United Kingdom	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Ireland	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Italy	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Liechtenstein	8-Jul-97	97938049	24-Mar-04	957930
Substance P Treatment for Immunostimulation	Monaco	8-Jul-97	97938049	24-Mar-04	957930
Amelioration of Effects of Cigarette Smoke	United States of America	22-Aug-03	10/645,839
Amelioration of Effects of Cigarette Smoke	Singapore	22-Aug-03	200501072-3
Amelioration of Effects of Cigarette Smoke	China	22-Aug-03	3820184.4
Amelioration of Effects of Cigarette Smoke	Japan	22-Aug-03	2004-532943
Amelioration of Effects of Cigarette Smoke	European Patent Office	22-Aug-03	3791722.6
Amelioration of Effects of Cigarette Smoke	Canada	22-Aug-03	2496447
Amelioration of Effects of Cigarette Smoke	Vietnam	22-Aug-03	1-2005-00215
Acute Respiratory Syndromes	Hong Kong	22-Jun-06	6107144.4
Acute Respiratory Syndromes	European Patent Office	14-Apr-04	4759500.4
Acute Respiratory Syndromes	United States of America	14-Oct-05	10/553,232
Acute Respiratory Syndromes	Singapore	14-Apr-04	200507608-8
Use of Substance P or its Analogs for the Manufacture of Medicaments for Treating or Protecting SARS or ARDS	Vietnam	14-Apr-04	1-2005-01560
Prevention of Respiratory Infections in Fowl	European Patent Office	23-Nov-05	5849894
Prevention of Respiratory Infections in Fowl	Singapore	27-Jan-05	200500467-6
Prevention of Respiratory Infections in Fowl	Thailand	11-Feb-05	97659
Prevention of Respiratory Infections in Fowl	Patent Cooperation Treaty	23-Nov-05	PCT/US05/42601
Prevention of Respiratory Infections in Fowl	United States of America	3-July-07	11/795,044
Prevention of Respiratory Infections in Fowl	Australia	23-Nov-05	2005323304
Prevention of Respiratory Infections in Fowl	Japan	23-Nov-05	2007-549376
Prevention of Respiratory Infections in Fowl	Canada	23-Nov-05	2,593,232
Prevention of Respiratory Infections in Fowl	Vietnam	5-May-05	1-2005-00599
Treatment of Skin Diseases	European Patent Office	15-Dec-05	5854144.2
Treatment of Skin Diseases	Singapore	27-Jan-05	200500466-8
Treatment of Skin Diseases	Vietnam	5-May-05	1-2005-00598
Treatment of Skin Diseases	Thailand	25-Feb-05	98080
Treatment of Skin Diseases	Canada	15-Dec-05	2594517
Treatment of Skin Diseases	Australia	15-Dec-05	2005324417
Treatment of Skin Diseases	Patent Cooperation Treaty	15-Dec-05	PCT/US05/45369
Method to Promote Wound Healing	European Patent Office	25-Oct-05	5813067.5

Method to Promote Wound Healing	Australia	25-Oct-05	2005299341
Method to Promote Wound Healing	Japan	25-Oct-05	2007-539081
Method to Promote Wound Healing	Canada	25-Oct-05	2585265
Method to Promote Wound Healing	Patent Cooperation Treaty	25-Oct-05	PCT/US05/38646
Method to Promote Wound Healing	United States of America	27-Apr-07	11/666,474
Treatment for Asthma	Patent Cooperation Treaty	31-Mar-06	PCT/US06/011833
Treatment for Asthma	European Patent Office	31-Mar-06	6748998.9
Treatment for Asthma	Japan	31-Mar-06	tba
Treatment for Asthma	Australia	31-Mar-06	tba
Treatment for Asthma	Canada	31-Mar-06	tba
Treatment for Asthma	Singapore	24-Jun-05	200504104-1
Treatment for Asthma	United States of America	25-Sep-07	11/887,105
Stimulation of Hair Growth	United States of America	20-Jun-05	10/539,734
Stimulation of Hair Growth	Patent Cooperation Treaty	18-Dec-03	PCT/US03/40259
Inducing and Maintaining Hair Color	United States of America	25-Oct-06	11/587,594
Inducing and Maintaining Hair Color	Patent Cooperation Treaty	18-Apr-05	PCT/US05/13112
Anti-Aging Effects of Substance P	Patent Cooperation Treaty	18-Apr-05	PCT/US05/13113
Anti-Aging Effects of Substance P	Japan	18-Apr-05	2007-509540
Anti-Aging Effects of Substance P	Canada	18-Apr-05	tba
Anti-Aging Effects of Substance P	United States of America	25-Oct-06	PCT/US05/13113
Anti-Aging Effects of Substance P	European Patent Office	18-Apr-05	5755488.3
Anti-Aging Effects of Substance P	China	18-Apr-05	2005-80016786.5
Anti-Aging Effects of Substance P	Australia	18-Apr-05	2005240026
Method to Reduce the Risk and/or Severity of Anthrax Infection	Patent Cooperation Treaty	6-Mar-07	PCT/US07/05668
Method to Reduce the Risk and/or Severity of Anthrax Infection	United States of America	2-Feb 07	60/889,035
Prophylactic and Therapeutic Treatment of Mammals for Avian InfluenzaVirus Infection	Patent Cooperation Treaty	14-Aug-07	PCT/US07/017953
Prophylactic and Therapeutic Treatment of Mammals for Avian InfluenzaVirus Infection	United States of America	1-May-07	60/915,373
Prophylactic and Therapeutic Treatment of Mammals for Avian InfluenzaVirus Infection	United States of America	15-Aug-06	60/837,635
Prophylactic and Therapeutic Treatment of Mammals for Avian InfluenzaVirus Infection	United States of America	9-Oct-06	60/828,728
Prophylactic and Therapeutic Treatment of Mammals for Avian InfluenzaVirus Infection	United States of America	22-Nov-06	60/866,901
Method to Treat Blood Cell Depletion	Patent Cooperation Treaty	30-May-07	PCT/US tba
Method to Treat Blood Cell Depletion, In Conditions Such as MDS	United States of America	27-Jul-07	60/952,394
Method to Stimulates Blood Cells Regeneration Following Non-Lethal Radiation Exposure	United States of America	30-Jul-07	0/952,691
Substance P and Analogs Thereofas aVaccine Adjuvant	United States of America	18-Jan-07	60/885,562
Substance P as an Adjuvant	United States of America	14-Aug-07	60/955,712
Use of Homspera (substance P analog) as an Adjuvant	United States of America	1-May-07	60/915,358
Methods of Using Substance P and Analogs for Ameliorating Adverse Effects of Drugs	United States of America	20-Aug-07	60/965,580
Substance P Analogs as PARP Inhibitors	United States of America	29-Aug-07	60/966,948
Substance P Analogs to Promote Cell Differentiation	United States of America	2-Oct-07	60/997,314
Methods of Stimulating the Proliferation and/or Differentiation of Stem Cells withSubstance P, or an Analog	United States of America	26-Oct-07	60/983,012
Substance P Analogs to Stimulate Fibroblast Growth	United States of America	12-Oct-07	60/979,769
Methods and Compositions for Improving the Texture or Appearance of Skin with Substance P or an Analog Thereof	United States of America	21-Dec-07	61/016,245
ELISA for Substance P Analogs	United States of America	tba